UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 9, 2005
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Item 2.02 Results of Operations and Financial Condition

The information that Atlas Air Worldwide Holdings, Inc. (the “Company”) is reporting in this Item 2.02 is covered in more detail in the description in Item 8.01 below.

Item 7.01 Regulation FD Disclosure

On December 9, 2005, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

Reference is made to the financial statements and other information of the Company that is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company’s independent registered public accountants have not completed a review of the financial statements that are included in this Current Report on Form 8-K as required by Rule 10-01(d) of Regulation S-X. The Company expects that reviewed financial statements for the periods indicated will be filed as a Quarterly Report on Form 10-Q when available. However, the management of the Company believes that the attached financial statements accurately reflect the financial condition of the Company as of the periods indicated. See Note 1 to the unaudited Condensed Consolidated Financial Statements included in Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished pursuant to Items 2.02 and 7.01:

Exhibit No.	Description

99.1	Press release of the Company dated December 9, 2005.

99.2	Condensed Consolidated Statements of Operations for the Three and Nine Months Ended
September 30, 2005 (Successor) and for the periods July 28, 2004 through September 30, 2004
(Successor), July 1, 2004 through July 27, 2004, and January 1, 2004 through July 27, 2004
(Predecessor) (unaudited); Condensed Consolidated Balance Sheets at September 30, 2005
(Successor) (unaudited) and December 31, 2004 (Successor); Condensed Consolidated
Statements of Cash Flows for the Nine Months Ended September 30, 2005 (Successor) and for
the periods July 28, 2004 through September 30, 2004 (Successor) and January 1, 2004 through
July 27, 2004 (Predecessor) (unaudited); Notes to unaudited Condensed Consolidated Financial
Statements; and other information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: December 9, 2005	By:	/s/ Jeffrey H. Erickson

Name: Jeffrey H. Erickson
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated December 9, 2005.

99.2	Condensed Consolidated Statements of Operations for the Three and Nine
Months Ended September 30, 2005 (Successor) and for the periods July 28, 2004 through September 30, 2004 (Successor), July 1, 2004 through July 27, 2004, and
January 1, 2004 through July 27, 2004 (Predecessor) (unaudited); Condensed
Consolidated Balance Sheets at September 30, 2005 (Successor) (unaudited) and
December 31, 2004 (Successor); Condensed Consolidated Statements of Cash
Flows for the Nine Months Ended September 30, 2005 (Successor) and for the
periods July 28, 2004 through September 30, 2004 (Successor) and January 1,
2004 through July 27, 2004 (Predecessor) (unaudited); Notes to unaudited
Condensed Consolidated Financial Statements; and other information.